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                                                                     Exhibit 1.1


                             ______________ Shares

                                 PHYTERA, INC.

                                 Common Stock

                        EUROPEAN UNDERWRITING AGREEMENT
                        -------------------------------

January __, 1999

SG COWEN INTERNATIONAL L.P.
CARNEGIE BANK A/S
BANCBOSTON ROBERTSON STEPHENS INTERNATIONAL LTD.
     As Representatives of the several European Managers

c/o SG COWEN SECURITIES INTERNATIONAL L.P.
One Angel Court
London EC2R 7HJ
United Kingdom

Dear Sirs:

1.   Introductory. Phytera, Inc., a Delaware corporation (the "Company"),
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     proposes to sell, pursuant to the terms of this Agreement, to the several
     European Managers named in Schedule A hereto (the "European Managers," or, each, a "European Manager"), an aggregate of ________ shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company. The aggregate of _________ shares so proposed to be sold is hereinafter referred to as the "European Firm Stock". The Company also proposes to sell to the European Managers, upon the terms and conditions set forth in Section 3 hereof, up to an additional _________ shares of Common Stock (the "European Optional Stock") solely to cover over-allotments in connection with the sale of the European Firm Stock. The European Firm Stock and the European Optional Stock are hereinafter collectively referred to as the "European Stock." SG Cowen International L.P., Carnegie Bank A/S and Banc Boston Robertson Stephens International Ltd. are acting as representatives of the several European Managers and in such capacity are hereinafter referred to as the "European Representatives."

     It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale to the several underwriters named in Schedule B hereto (the "U.S. Underwriters," or, each, a "U.S. Underwriter"), of an aggregate of ___________ shares of Common Stock of the Company. The aggregate of __________ shares so proposed to be sold is hereinafter referred to as the "U.S. Firm Stock." The Company also proposes to sell to the U.S. Underwriters, upon the terms and conditions set forth in Section 3 thereof, up to an additional _______ shares of Common Stock (the "U.S. Optional Stock"). The U.S. Firm Stock and the U.S. Optional Stock are hereinafter collectively referred to as the "U.S. Stock." SG Cowen Securities Corporation ("SG Cowen"), Carnegie Inc. and BancBoston Robertson Stephens Inc. are acting as representatives of the several U.S. Underwriters and in such capacity are hereinafter referred to as the "U.S. Representatives." The respective closings under this Agreement and the U.S. Underwriting Agreement are hereby expressly made conditional upon one another.
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     The European Managers and the U.S. Underwriters are hereinafter collectively referred to as the "Underwriters" and the European Stock and the U.S. Stock are hereinafter collectively referred to as the "Stock."

     The Company understands that the European Managers and the U.S. Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of SG Cowen (in such capacity, the "Global Coordinator") and that, pursuant thereto and subject to the conditions set forth therein, the European Managers may purchase from the U.S. Underwriters a portion of the U.S. Stock and the U.S. Underwriters may purchase from the European Managers a portion of the European Stock. The Company understands that any purchases and sales between the European Managers and the U.S. Underwriters shall be governed by the Intersyndicate Agreement and shall not be governed by the terms of this Agreement or the European Underwriting Agreement.

     The Company understands that the European Managers propose to make a public offering of the European Stock as soon as the European Representatives deem advisable after this Agreement has been executed and delivered.

2.   Representations and Warranties of the Company.  The Company represents and
     ---------------------------------------------
     warrants to, and agrees with, the several European Managers that:

          (a) A registration statement on Form S-1 (File No. 333-________) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any pre-effective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act.

          If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means each prospectus in the form included in the Registration Statement, or, (A) if the prospectuses included in the Registration Statement omit information in reliance on Rule 430A under the Securities Act and such information is included in the prospectuses filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means each prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means each "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in a form of prospectus delivered pursuant to Rule 434(b)(2) under the

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          Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the prospectuses delivered pursuant to Rule 434(b)(2) or the date of the term sheets.

          Two or more forms of Pre-effective Prospectuses (as defined below) and two forms of Prospectus are to be used in connection with the offering and sale of the Stock: one or more Pre-effective Prospectuses and a Prospectus relating to the European Stock (each, a "Form of European Prospectus") and one or more Pre-effective Prospectuses and a Prospectus relating to the U.S. Stock (each, a "Form of U.S. Prospectus"). The Form of European Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages. The final Form of European Prospectus and the final Form of U.S. Prospectus, in the forms first furnished to the Underwriters for use in connection with the offering of the Stock are hereinafter referred to as the "European Prospectus" and the "U.S. Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "European Prospectus" and the "U.S. Prospectus" shall refer to the preliminary European Prospectus dated ________ __, 1998 and preliminary U.S. Prospectus dated ________ __, 1998, respectively, each together with the applicable terms sheet described in Rule 434(b)(3) under the Securities Act, and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable term sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the European Prospectus, the U.S. Prospectus or any term sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          References to the Prospectuses shall not be deemed to be references to the prospectus prepared in the Danish language. The Danish language prospectus, in preliminary and final form, and as amended or supplemented, shall be collectively referred to as the "Danish Prospectus." The European Prospectus shall be delivered by the European Managers to all purchasers of the European Stock. To the extent, if any, that the content of the Danish Prospectus does not conform to the European Prospectus, the European Prospectus shall prevail.

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of European Prospectus and Form of U.S. Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements (together with the notes thereto) and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of European Prospectus and Form of U.S. Prospectus) or the Prospectuses, as the case may be.

          The terms "Pre-effective Prospectus" and "preliminary prospectus" as used in this Agreement mean each prospectus subject to completion in the forms included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as each such prospectus shall have been amended from time to time prior to the date of the Prospectuses.

          The Company has not and will not directly or indirectly bid for, purchase, or attempt to induce any person to bid for or purchase, Common Stock during the applicable restricted period under Section
          242.102 of Regulation M under the Securities Act.

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          In addition, the Company has caused copies of the European Prospectus to be filed with the Market Authority of the European Association of Securities Dealers Automated Quotation market for financial instruments ("EASDAQ"), the Banking and Finance Commission (the "CBF") of the Kingdom of Belgium and the Copenhagen Stock Exchange (the "CSE").

          (b) None of the Commission, the EASDAQ Market Authority, the CBF nor the CSE has issued or threatened to issue any order preventing or suspending the use of any Pre-effective Prospectus, and, at its date of issue, each Pre-effective Prospectus conformed in all material respects with the requirements of the Securities Act and the Rules and Regulations, and each Pre-effective European Prospectus conformed in all material respects with the requirements of the CSE, the CBF and EASDAQ, and each Pre-effective Prospectus did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement is effective under the rules of the Commission and at all times subsequent thereto up to and including each of the Closing Dates (as hereinafter defined), the Registration Statement and the Prospectuses and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and the Rules and Regulations, and conformed and will conform to the requirements of the Securities Act and the Rules and Regulations, and the European Prospectus and any supplement thereto contained all material statements and information required to be included therein by the CSE, the CBF and EASDAQ and conformed and will conform to the requirements of the CSE, CBF and EASDAQ, and neither of the Prospectuses, nor any supplement thereto, includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from the Registration Statement or any Pre-effective Prospectuses or the Prospectuses or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any European Manager, directly or through any European Representative, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement, instrument or other document or law, rule, regulation, order, judgment, decree or legal or governmental proceeding required to be described in the Registration Statement or Prospectuses or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements, instruments or other documents or law, rule, regulation, order, judgment, decree or legal or governmental proceeding contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

          (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectuses, and except as set forth or contemplated in the Prospectuses or otherwise in the ordinary course of business since such dates, neither the Company nor any of the Subsidiaries (as defined below) has incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and the Subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and the Subsidiaries considered as a whole. The Company and its subsidiaries have no material contingent obligations which are not disclosed in the Company's consolidated financial statements included in the Prospectuses.

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          (d) The financial statements, together with the related notes and schedules, set forth in the Prospectuses and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and cash flows and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectuses, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected financial and statistical data set forth in the Prospectuses under the captions "Prospectus
          Summary -- Summary Financial Data," "Capitalization," "Dilution," "Selected Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Management Executive Compensation," "Certain Transactions," "Principal Stockholders" and "Shares Eligible for Future Sale" fairly present, on the basis stated in the Registration Statement and the Prospectuses, the information set forth therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

          (e) Arthur Andersen LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectuses, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (f) Each of the Company and the Subsidiaries has been duly organized and is validly existing and in good standing as a corporation under the laws of its respective jurisdiction of organization, with power and authority (corporate and other) to own or lease its properties and to conduct its businesses as described in the Prospectuses; each of the Company and the Subsidiaries are in possession of and operating in compliance with all material franchises, grants, authorizations, approvals, registrations, qualifications, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect; and each of the Company and the Subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its businesses requires such qualification. Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary material consents, approvals, authorizations, orders, registrations, qualifications, licenses, certificates and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectuses, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectuses. The Company owns or controls, directly or indirectly, only the following corporations, associations or other entities (each, a "Subsidiary" and collectively, the Subsidiaries"):

               (1)  Phytera A/S;

               (2)  Phytera Limited; and

               (3)  Phytera Symbion ApS.

          All outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of any liens,

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          encumbrances, equities or claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into or exchange any obligations for shares of capital stock or ownership interests in any Subsidiary are outstanding.

          (g) The Company's authorized capital stock is on the date hereof, and will be on the Closing Dates, as set forth under the heading "Capitalization" in the Prospectuses; the Company's outstanding capital stock was, as of the date set forth in the Prospectuses, the amount so set forth; the outstanding shares of Common Stock (including the outstanding shares of the Stock) of the Company conform to the description thereof in the Prospectuses and have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all federal and applicable state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities and conform to the description thereof contained in the Prospectuses. Any and all certificates representing the Stock are in due and proper form and comply with all legal requirements and requirements of the Company's Certificate of Incorporation, By-laws and other organizational documents. Except as disclosed in and or contemplated by the Prospectuses and the financial statements of the Company and related notes thereto included in the Prospectuses, the Company does not have outstanding any options, warrants, preemptive or other rights to purchase or subscribe for shares of its capital stock or any securities or obligations convertible or exchangeable into its shares of capital stock, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, securities or obligations, except for those granted subsequent to the date of information provided in the Prospectuses pursuant to the Company's employee and stock option plans as disclosed in the Prospectuses. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectuses, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (h) The European Stock to be issued and sold by the Company to the European Managers hereunder and the U.S. Stock to be issued and sold by the Company to the U.S. Underwriters under the U.S. Underwriting Agreement has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectuses.

          (i) Except as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any Subsidiary is the subject, which, if determined adversely to the Company or any such Subsidiary, might individually or in the aggregate
          (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Pre-effective Prospectuses in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, business prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole and to the best of the Company's knowledge there is no valid basis for any such legal or governmental proceeding; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company or any Subsidiary by any governmental authority or any other person. The Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation and legal proceedings under the heading "Business -- Legal

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          Proceedings" in the Prospectuses is true and correct and complies with the Rules and Regulations and the rules and regulations of the CSE, the CBF and EASDAQ.

          (j) The statements set forth in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the capital stock, or under the captions "Management," "Certain Transactions," "Principal Stockholders" and "Shares Eligible for Future Sale," insofar as they purport to describe facts or the provisions of the documents referred to therein, are accurate and complete in all material respects.

          (k) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions herein and therein contemplated (A) will not conflict with or result in a breach or any violation of any of the terms or provisions of the Certificate of Incorporation, By-laws or other organizational documents of the Company or any of the Subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets, (B) will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of its or their respective properties or assets is or may be bound, and
          (C) do not and will not result in the creation of a lien against any such property.

          (l) None of the Company or any of the Subsidiaries is, or with notice or lapse of time or both will be, in violation of or in default under its Certificate of Incorporation or By-laws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, note, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound. None of the Company or any of the Subsidiaries has received any notice of such violation or default.

          (m) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated herein or therein, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), the Commission, the CSE, the CBF, the European Association of Securities Dealers, Inc., or under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the European Stock by the European Managers and the U.S. Stock by the U.S. Underwriters.

          (n) The Company has the full corporate power and authority to enter into this Agreement and the U.S. Underwriting Agreement and to perform its obligations hereunder and thereunder (including to issue, sell and deliver the European Stock and U.S. Stock), and this Agreement and the U.S. Underwriting Agreement have each been duly and validly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that rights to indemnity and contribution hereunder or thereunder may be limited by securities laws of any applicable national or state jurisdiction or the public policy underlying such laws.

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          (o)  The Company and each of the Subsidiaries is in all material respects in compliance with, and conduct their businesses in conformity with, all applicable laws, rules and regulations and decisions and orders of any court or governmental agency or body having competent jurisdiction over it; to the knowledge of the Company after due inquiry, except as set forth in the Registration Statement and the Prospectuses, no prospective change in any of such laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and the Subsidiaries, individually or taken as a whole. In the ordinary course of business, employees of the Company and the Subsidiaries conduct periodic reviews of the effect of Environmental Laws (as defined below) on the business operations and properties of the Company and the Subsidiaries, in the ordinary course of which they seek to identify and evaluate associated costs and liabilities.
          Except as disclosed in the Registration Statement and the Prospectuses, each of the Company and the Subsidiaries is in compliance with all applicable existing national, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and
          (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

          (p) The Company and each of the Subsidiaries has filed all necessary national, state and local income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of its properties, and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of the Subsidiaries or any of their respective properties or assets that would adversely affect the financial position, business or operations of the Company and the Subsidiaries, individually or taken as a whole. All tax liabilities of the Company and each of the Subsidiaries have been adequately provided for, as reflected in the financial statements and related notes.

          (q) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

          (r) Neither the Company nor any of its officers, directors or affiliates (as defined in Rule 405 of the Securities Act) has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

          (s) The Company has provided you with all financial statements since December 31, 1997 to the date hereof that are available to the officers of the Company, including financial statements for the three month period ended March 31, 1998, the three month and six month periods ended June 30, 1998 and the three month and nine month periods ended September 30, 1998, and for the months of October and November 1998.

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          (t)  The Company and the Subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, know-how and rights (collectively, "Intellectual Property Rights") described in the Prospectuses as being owned by them or any of them or necessary for the conduct of their respective businesses, and neither the Company nor any Subsidiary is aware of any claim to the contrary or any challenge or infringement by any other person to or of the rights of the Company and the Subsidiaries with respect to the foregoing. The business of the Company and each Subsidiary as now conducted and as proposed to be conducted as described in the Prospectuses does not and, to the knowledge of the Company, will not infringe or conflict with any Intellectual Property Rights or franchise right of any person. Except as disclosed in the Prospectuses, the expiration or loss of any Intellectual Property Right of the Company or any Subsidiary would not have a material effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and the Subsidiaries considered as a whole.

          (u) The Company and the Subsidiaries have performed all material obligations required to be performed by them under all contracts required by the Rules and Regulations to be described in or filed as exhibits to the Registration Statement, all such contracts have been so described and/or filed, and none of the Company or any of the Subsidiaries or any other party to any such contract is in default under its terms or in breach of any of its respective obligations thereunder. Neither the Company nor any of the Subsidiaries has received any notice of any such default or breach.

          (v) The Company is not involved in any labor dispute nor is any such dispute threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any such Subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by any such person's participation in the present or proposed business activities of the Company and the Subsidiaries as described in the Prospectuses. Neither the Company nor any Subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any similar plan subject to the laws and rules and regulations of any other jurisdiction, to which the Company or any such Subsidiary makes or ever has made a contribution and in which any employee of the Company or any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA and all other such laws.

          (w)  The Company has obtained the written agreement described in
          Section 9(p) of this Agreement from each of its officers, directors and holders of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock listed on Schedule C hereto.

          (x) The Company and the Subsidiaries have, and the Company and the Subsidiaries as of each of the Closing Dates will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by them which is material to the business of the Company or of the Subsidiaries, in each case free and clear of all liens, encumbrances and defects, except such as are described the Prospectuses or such as would in the aggregate not have a material adverse effect on the Company and the Subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and the Subsidiaries or proposed to be leased by any of them after giving effect to the transactions described in the Prospectuses are, or as of each of the Closing Dates will be, held by them under valid, existing and enforceable leases except as would not have a material adverse effect on the Company and the Subsidiaries considered as a whole, in each case except as described in the Prospectuses.

          (y) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectuses; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and the Subsidiaries considered as a whole, except as described in the Prospectuses.

          (z) Other than as contemplated by this Agreement or the U.S. Underwriting Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee, commission or other compensation as a result of any of the transactions contemplated by this Agreement or the U.S. Underwriting Agreement.

          (aa) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (bb) To the Company's knowledge, neither the Company nor any of the Subsidiaries nor any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation.

          (cc) Neither the Company nor any of the Subsidiaries is or, after application of the net proceeds of this offering as described under the caption "Use of Proceeds" in the Prospectuses, will become an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company intends to conduct its affairs in a manner such that it will not become an entity required to register as an "investment company" subject to regulation under the Investment Company Act.

          (dd) The Common Stock has been approved for listing and admission to trading on the CSE and EASDAQ, respectively, subject to official notice of issuance.

     Each certificate signed by any officer of the Company and delivered to the European Managers or counsel for the European Managers shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

3.   Purchase by, and Sale and Delivery to, European Managers - Closing Dates.
     ------------------------------------------------------------------------
     The Company agrees to sell to the European Managers the European Firm Stock and, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, each European Manager agrees, severally and not jointly, to purchase the European Firm Stock from the Company, the number of shares of European Firm Stock to be purchased by each European Manager being set opposite its name in Schedule A, subject to adjustment in accordance with
     Section 13 hereof.

     The purchase price per share to be paid by the European Managers to the Company will be the price per share set forth in the table on the cover page of the Prospectus as the "Proceeds, before expenses, to Phytera" (the "Purchase Price").

     Each European Manager agrees that, except to the extent permitted by the Intersyndicate Agreement, it will not offer or sell any of the European Stock outside of the United States and Canada or to anyone other than a United States or Canadian person. As used herein, "United States or Canadian Person" means any national or resident of the United States or Canada or any corporation, pension, profit-sharing or other trust or other entity organized under the laws of the United States or Canada or of any political subdivision thereof (other than a branch located outside the United States or Canada of any United States or Canadian Person), and includes any United States or Canadian branch of a person who is otherwise not a United States or Canadian Person.

     The Company will deliver the European Firm Stock to the European Representatives for the respective accounts of the several European Managers (in the form of definitive certificates or book entries, as instructed by the European Managers, issued in such names and in such denominations as the European Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, not later than the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective European Managers or in such other names as SG Cowen International L.P. may designate (solely for the purpose of administrative convenience) and in such denominations as SG Cowen International L.P. may determine, against payment of the aggregate Purchase Price therefor by wire transfer or certified or official bank check or checks in Federal or similar same-day funds, payable to the order of the Company, all at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on ____________, 1999, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date". The First Closing Date and the location of delivery of, and the form of payment for, the European Firm Stock may be varied by agreement between the Company and SG Cowen International L.P. The First Closing Date may be postponed pursuant to the provisions of Section 13 hereof.

     The Company shall make the certificates, if any, for the European Stock available to the European Representatives for examination on behalf of the European Managers not later than 10:00 A.M., New York Time, on the business day preceding the First Closing Date at the offices of SG Cowen International L.P., One Angel Court, London EC2R 7HJ, United Kingdom.

     It is understood that SG Cowen International L.P., individually and not as European Representative of the several European Managers, may (but shall not be obligated to) make payment to the Company on behalf of any European Manager or European Managers, for the Stock to be purchased by such European Manager or European Managers. Any such payment by SG Cowen International L.P. shall not relieve such European Manager or European Managers from any of its or their other obligations hereunder.

     The several European Managers agree to make an initial public offering of the European Firm Stock at the initial public offering price (the price per share set forth on the cover page of the Prospectuses as the "Public offering price") as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The European Representatives shall promptly advise the Company of the making of the initial public offering.

     For the purpose of covering any over-allotments in connection with the distribution and sale of the European Firm Stock as contemplated by the European Prospectus, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the European Managers an option to purchase, severally and not jointly, up to the number of shares of European Optional Stock set forth on Schedule A hereto, for an aggregate of up to __________ shares. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the European Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No European Optional Stock shall be sold and delivered unless the European Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the European Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the European Managers to the Company.

     The option granted hereby may be exercised by the European Managers by written notice from SG Cowen to the Company setting forth the number of shares of the European Optional Stock to be purchased by them and the date and time for delivery of and payment for the European Optional Stock. Each date and time for delivery of and payment for European Optional Stock (which may be the First Closing Date, but not earlier) is herein called an "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. Each Option Closing Date and the First Closing Date are herein called the "Closing Dates." All purchases of European Optional Stock from the Company shall be made on a pro rata basis. European Optional Stock shall be purchased for the account of each European Manager in the same proportion (or as nearly as practicable) as the number of shares of European Firm Stock set forth opposite such European Manager's name in Schedule A hereto bears to the total number of shares of European Firm Stock (subject to adjustment by the European Managers to eliminate odd lots). Upon exercise of the option by the European Managers, the Company agrees to sell to the European Managers the number of shares of European Optional Stock set forth in the written notice of exercise and the European Managers agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

     The Company will deliver the European Optional Stock to the European Managers in the form of definitive certificates or book entries, as instructed by the European Managers, issued in such names and in such denominations as the European Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, not later than the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective European Managers or in such other names as SG Cowen International L.P. may designate (solely for the purpose of administrative convenience) and in such denominations as SG Cowen International L.P. may determine, against payment of the aggregate Purchase Price therefor by wire transfer or certified or official bank check or checks in Federal or similar same-day funds, payable to the order of the Company all at the offices of Brown & Wood llp, One World Trade Center, New York, New York 10048. The Company shall make the certificates, if any, for the Optional Stock available to the European Managers for examination on behalf of the European Managers not later than 10:00 A.M., New York time, on the business day preceding the relevant Option Closing Date at the offices of SG Cowen International L.P., One Angel Court, London EC2R 7HJ, United Kingdom. The Option Closing Date and the location of delivery of, and the form of payment for, the U.S. Option Stock may be varied by agreement between the Company and SG Cowen International L.P. The Option Closing Date may be postponed pursuant to the provisions of Section 13 hereto.

4.   [Intentionally omitted]

5.   Covenants and Agreements of the Company.  The Company covenants and agrees
     ---------------------------------------
     with the several European Managers that:

          (a) The Company will (i) if the Company and the European Representatives have determined not to proceed pursuant to Rule 430A of the Rules and Regulations, use its best efforts to cause the Registration Statement to become effective as soon as practicable after the execution of this Agreement, (ii) if the Company and the European Representatives have determined to proceed pursuant to Rule 430A of the Rules and Regulations, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and
          (iii) if the Company and the European Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will use its best efforts to obtain any approval of the European Prospectus from each of the CSE, the CBF and the EASDAQ Market Authority required to permit the offer and sale to the public of the European Stock in Belgium, Denmark and such other jurisdictions in Europe as the European Representatives may request and the listing and admission to trading of the Common Stock on the CSE and EASDAQ, respectively. The Company will advise the European Representatives promptly as to the time at which the Registration Statement or any post-effective amendment thereto becomes effective and the Prospectuses have been approved, as the case may be, will advise the European Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or by the CSE, the CBF and EASDAQ of any order preventing or suspending the use of any Pre-effective European Prospectus or the European Prospectus, or of the institution of any proceedings for any of those purposes, and will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the European Representatives promptly of the receipt of any comments of the Commission, the CSE, the CBF or the EASDAQ Market Authority or any request by the Commission, the CSE, the CBF or the EASDAQ Market Authority for any amendment of or supplement to the Registration Statement or the Prospectuses or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectuses which shall not previously have been submitted to the European Representatives a reasonable time prior to the proposed filing thereof or to which the European Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations or the rules and regulations of the CSE, the CBF or EASDAQ.

          (b) The Company will prepare and file with the Commission, the CSE, the CBF and EASDAQ promptly upon the request of the European Representatives, any amendments or supplements to the Registration Statement or the Prospectuses which in the reasonable opinion of the European Representatives may be necessary to enable the several European Managers to continue the distribution of the European Stock and the several U.S. Underwriters to continue the distribution of the U.S. Stock and will use its best efforts to cause the same to become effective or approved, as the case may be, as promptly as possible.

          (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act or the rules and regulations of the CSE, the CBF or EASDAQ any event relating to or affecting the Company or any of the Subsidiaries occurs as a result of which the Prospectuses or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectuses to comply with the Securities Act and the Rules and Regulations, or the rules and regulations of the CSE, the CBF or EASDAQ, the Company will promptly notify the European Representatives thereof and will prepare amended or supplemented prospectuses which will correct such statement or omission; and in case any European Manager is required to deliver a prospectus relating to the European Stock nine months or more after the effective date of the Registration Statement, the Company, upon the request of the European Representatives and at the expense of such European Manager, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act or any equivalent rules and regulations of the CSE, the CBF and EASDAQ.

          (d) The Company will deliver to the European Representatives, at or before the Closing Dates, four signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto, including all financial statements and exhibits thereto, and four signed copies of the European Prospectus and all supplements thereto, and will deliver to the European Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the European Representatives may reasonably request. The Company will deliver or mail to or upon the order of the European Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Pre-effective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the European Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the European Stock is required under the Securities Act and the Rules and Regulations, as many copies of the European Prospectus, in final form or as thereafter amended or supplemented as the European Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any European Prospectus required for use nine months or more after the effective date of the Registration Statement shall be borne by the European Managers required to deliver such European Prospectus.

          (e) The Company will make generally available to its shareholders as soon as practicable, but not later than 15 months after the effective date of the Registration Statement, an earning statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least 12 consecutive months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement and will advise SG Cowen in writing when such statement has been made available.

          (f) The Company will cooperate with the European Representatives to enable the Stock to be registered or qualified for offering and sale by the European Managers and by dealers under the securities laws of such jurisdictions as the European Representatives may designate and at the request of the European Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the European Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the European Representatives may reasonably request for the distribution of the Stock. The Company will advise the European Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the European Representatives use its best efforts to obtain the withdrawal thereof.

          (g) As and when required by the Rules and Regulations or, if more frequently or sooner by applicable regulations of the CSE, the CBF and EASDAQ, the Company will furnish to its shareholders annual reports containing financial statements certified by independent public accountants, and quarterly summary financial information in reasonable detail which may be unaudited. During the period of five years from the date hereof, the Company will deliver to the European Representatives and, upon request of the European Representatives, to each of the other European Managers, (i) as soon as practicable after the end of each fiscal year, copies of each annual report of the Company containing financial statements certified by independent public accountants and each other report furnished by the Company to its shareholders, (ii) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its shareholders as such, (iii) as soon as practicable after the filing thereof, copies of any reports, documents, financial statements and other information furnished to or filed by the Company with the Commission, the NASD, the CSE, the CBF, EASDAQ or any other securities exchange or electronic quotation system, including each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Report on Form 8-K filed with the Commission and (iv) from time to time such other information concerning the Company as the European Representatives may request.
          So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

          (h) The Company will comply with all applicable rules and regulations with respect to listing on the CSE and admission to trading securities on EASDAQ and with all CSE and EASDAQ rules and regulations. The Company will use its best efforts to maintain the listing and admission to trading of the Common Stock on the CSE and EASDAQ, respectively, for a period of not less than five years after the effective date of the Registration Statement.

          (i) The Company will maintain one or more independent registrars and transfer agents for its Common Stock.

          (j) Prior to filing its quarterly financial statements on Form 10-Q, the Company will have its independent auditors perform a limited quarterly review of its quarterly financial statements and other financial and statistical data required to be included therein.

          (k) The Company will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the Company in accordance with the Rules and Regulations) during the 180 days following the date on which the price of the European Stock to be purchased by the European Managers is set, other than (i) the Company's sale of Common Stock hereunder, (ii) the Company's issuance of Common Stock upon the exercise of warrants or stock options which are presently outstanding and described in the Prospectuses and (iii) the issuance by the Company of any shares or option to purchase any shares of Common Stock pursuant to its option plan or employee stock purchase plan described in the Prospectuses.

          (l) Prior to filing with the Commission any reports required pursuant to Rule 463 of Rules and Regulations, the Company will furnish a copy thereof to the counsel for the European Managers and receive and consider its comments thereon, and will deliver promptly to the European Representatives four signed copies of each such report filed by it with the Commission.

          (m) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectuses, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

          (n) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by the Commission, in connection with the registration of the Stock under the Securities Act and the Exchange Act, and the CSE, the CBF and EASDAQ, in connection with the offer and sale of the Stock and the listing and admission to trading of the Common Stock on the CSE and EASDAQ.

          (o) Prior to each of the Closing Dates the Company will furnish to the European Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectuses.

          (p) Prior to each of the Closing Dates the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of the Subsidiaries, the financial condition, results of operations, business, prospects, assets or liabilities of any of them, or the offering of the Stock, without the prior written consent of SG Cowen. For a period of 12 months following the first Closing Date, the Company will provide to SG Cowen copies of each press release or other public communications with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company at least 24 hours prior to the public issuance thereof or such longer advance period as may reasonably be practicable.

          (q) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Stock in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

          (r) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

6.   Payment of Expenses.  (a)  The Company will pay (directly or by
     -------------------
     reimbursement) all of its costs, fees and expenses incident to the performance of its obligations under this Agreement and the U.S. Underwriting Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the

     European Stock to the European Managers; (ii) all expenses incident to the registration of the Stock under the Securities Act and approval of the Stock for offer and sale in Belgium and Denmark and such other jurisdictions as may be requested by the European Managers; (iii) the costs of preparing stock certificates (including printing and engraving costs);
     (iv) all fees and expenses of each registrar and transfer agent of the Stock; (v) fees and expenses of the Company's counsel and the Company's independent accountants; (vi) all costs and expenses incurred in connection with the preparation, printing filing, shipping and distribution of the Registration Statement, each Pre-effective Prospectus and the Prospectuses (including all exhibits and financial statements) and all amendments and supplements provided for herein, the "Agreement Among Managers" between the European Representatives and the European Managers, the "Intersyndicate Agreement" between the European Representatives and U.S. Representatives, the Master Selected Dealers' Agreement, the U.S. Underwriters' Questionnaire and the Blue Sky memoranda (including related fees and expenses of counsel to the European Managers) and this Agreement; (vii) all filing fees, attorneys' fees and expenses incurred by the Company or the European Managers in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the European Representatives may designate; (viii) all fees and expenses paid or incurred in connection with filings made with the NASD; (ix) fees and expenses associated with listing the Common Stock on the CSE and admission to trading on EASDAQ, and filing with the CBF; and
     (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

     (b) In addition to its other obligations under Section 7(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any statement or omission, or any alleged statement or omission, in the Registration Statement or the Prospectuses, (ii) any act or failure to act or any alleged act or failure to act or (iii) any breach or inaccuracy in its representations and warranties, it will reimburse each European Manager on a quarterly basis upon written request to the Company for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the Company's obligation to reimburse each European Manager (and, to the extent applicable, each officer, director or controlling person of such European Manager) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each European Manager shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to timed by The Chase Manhattan Bank, New York, New York (the "Prime Rate"). Any such interim reimbursement payments which are not made to a European Manager in a timely manner as provided below shall bear interest at the Prime Rate from the due date for such reimbursement. This expense reimbursement agreement will be in addition to any other liability which the Company may otherwise have.

     (c) In addition to its other obligations under Section 7(b) hereof, each European Manager severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 7(b) hereof which relates to information furnished to the Company pursuant to Section 7(b) hereof, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person of the Company) on a quarterly basis upon written request to such European Manager for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination of such European Manager's obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person of the Company) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person of the Company) shall promptly return it to such European Manager together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such European Manager may otherwise have.

     (d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraph (b) and/or (c) of this Section 6, including the timing and amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the following provisions. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate. Upon commencement, each party shall select one arbitrator, and the two arbitrators so selected shall together select a mutually satisfactory third arbitrator. The three arbitrators shall determine the procedures that they shall follow in arbitrating the controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraph (b) and/or (c) of this
     Section 6 in respect of which such arbitrators were selected. Any such arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraph (b) and/or (c) of this Section 6 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of
     Section 7. Any payments which are the subject of any pending arbitration proceeding under this Section 6(d) shall be suspended until such matter is resolved in accordance with this Section 6(d) or by a court of competent jurisdiction.

7.   Indemnification and Contribution.  (a)  The Company agrees to indemnify and
     --------------------------------
     hold harmless each European Manager and each person, if any, who controls such European Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of each of such European Manager (collectively, the "European Manager Indemnified Parties" and, each, a "European Manager Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any other statute or at common law, (i) on the ground or alleged ground that any Pre-effective Prospectus, the Registration Statement or the Prospectuses (or any Pre-effective Prospectus, the Registration Statement or the Prospectuses as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any European Manager, directly or through the European Representatives, specifically for use in the preparation thereof or (ii) for any act or failure to act or any alleged act, or failure to act, by any European Manager in connection with, or relating in any manner to, any loss, claim, damage, liability or expense referred to in clause (i) above; provided that the Company shall not be liable under this clause (i) with respect to a prospectus delivered by a European Manager after the Company has given notice pursuant to Section 5(c) above that such prospectus is being amended by the Company; and provided, further, that the Company shall not be liable under this clause (ii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, or liability or expense resulted directly from any such acts or failures to act undertaken or omitted to be taken by such European Manager through its gross negligence or willful misconduct; provided, however, that in no case is the Company to be liable with respect to any claims made against any

     European Manager Indemnified Party against whom the action is brought unless such European Manager Indemnified Party shall have not notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the European Manager Indemnified Party, but failure to notify the Company of such claim shall not relieve it from any liability which it may have to any European Manager Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably acceptable to the European Managers. In the event the Company elects to assume the defense of any such suit and retain such counsel, any European Manager Indemnified Party, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include such European Manager Indemnified Party, and the Company and such European Manager Indemnified Party have been advised by counsel to the European Managers that one or more legal defenses at law or in equity may be available to it or them which may not be available to the Company, in which case the Company shall bear the reasonable fees and expenses of one counsel for the European Managers. In the event that the Company must bear the fees and expenses of counsel to a European Manager Indemnified Party under clause (ii) of the foregoing sentence, the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. The Company Indemnified Party against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without the Company's consent. This indemnity agreement is not exclusive and is in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each European Manager Indemnified Party.

     (b) Each European Manager severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties" and, each, a "Company Indemnified Party") against any losses, claims, damages, liabilities or expenses (including, unless the European Manager or European Managers elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act, the rules and regulations thereunder or any other statute at common law, on the ground or alleged ground that any Pre-effective Prospectuses, the Registration Statement or the Prospectuses (or any Pre-effective Prospectuses, the Registration Statement or the Prospectuses, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such European Manager, directly or through the European Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such European Manager to be liable with respect to any claims made against any Company Indemnified Party against whom the action is brought unless such Company Indemnified Party shall have notified such European Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party, but failure to notify such European Manager of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such European Manager shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such

     European Manager elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any European Manager elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties and any other European Manager or European Managers or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The European Manager against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such European Manager's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such European Manager might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party.

     (c) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
     (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the European Managers on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the European Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the European Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the European Managers, in each case as set forth in the table on the cover page of the Prospectuses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the European Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the European Managers agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the European Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (c), no European Manager shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such European Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The European Managers' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.   Survival of Indemnities, Representations, Warranties, etc.  The respective
     ---------------------------------------------------------
     indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several European Managers, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any European Manager, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

9.   Conditions of European Managers' Obligations.  The respective obligations
     --------------------------------------------
     of the several European Managers hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of each of the Closing Dates, of the representations and warranties made herein by the Company, to compliance at and as of each of the Closing Dates by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to each of the Closing Dates, and to the following additional conditions.

     (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the European Representatives, shall be contemplated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectuses or otherwise) shall have been complied with to the reasonable satisfaction of the European Representatives and no injunction, restraining order or order of any nature shall have been issued as of each of the Closing Dates which would prevent the issuance of the Stock. Any filings of the Prospectuses, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

     (b) The European Prospectus shall have been approved by each of the CSE, the CBF, and EASDAQ and shall comply in all material respects with all applicable legal requirements for use in a public offering in Belgium and Denmark and such other jurisdictions in Europe as the European Representatives shall have requested, and no action shall have been taken and no proceeding shall have been initiated by the CSE, the CBF or EASDAQ for the purpose of rescinding such approval.

     (c) The European Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to each of the Closing Dates in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, such that (i) the Registration Statement or the Prospectuses, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the European Representatives, is material, or omits to state a fact which, in the opinion of the European Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is unpracticable in the reasonable judgment of the European Representatives to proceed with the public offering or to purchase the European Stock as contemplated hereby.

     (d) The European Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement or the U.S. Underwriting Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any such existing action, suit or proceeding.

     (e) At the time of execution of this Agreement, the European Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the European Managers.

     (f) The European Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, letters, dated each of the Closing Dates, to the effect that such accountants reaffirm, as of each of the Closing Dates, and as though made on each of the Closing Dates, the statements made in the letter furnished by such accountants pursuant to paragraph (e) of this Section 9.

     (g) The European Representatives shall have received from Palmer & Dodge LLP, counsel for the Company, opinions, dated each of the Closing Dates, to the effect set forth in Exhibit I hereto.

     (h) The European Representatives shall have received from Dragsted & Helmer Nielsen, Danish counsel for the Company, opinions, dated each of the Closing Dates, in a form reasonably satisfactory to the European Representatives.

     (i) The European Representatives shall have received from Denton Hall, English counsel for the Company, opinions, dated each of the Closing Dates, in a form reasonably satisfactory to the European Representatives.

     (j) The European Representatives shall have received from Clarke & Elbing, U.S. patent counsel for the Company, opinions, dated each of the Closing Dates, to the effect set forth in Exhibit II hereto.

     (k) The European Representatives shall have received from Ploughmann, Vingtoft & Partners, Danish patent counsel for the Company, opinions, dated each of the Closing Dates, to the effect set forth in Exhibit III hereto.

     (l) The European Representatives shall have received from Brown & Wood LLP, counsel for the European Managers, their opinions dated each of the Closing Dates with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectuses (other than financial data contained therein) and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

     (m) The European Representatives shall have received from, Bech-Bruun & Trolle, Danish counsel for the European Managers, opinions, dated each of the Closing Dates, in a form reasonably satisfactory to the European Representatives.

     (n) The European Representatives shall have received from, ______________, English counsel for the European Managers, opinions, dated each of the Closing Dates, in a form reasonably satisfactory to the European Representatives.

     (o) On each Closing Date, the European Representatives shall have received a certificate, dated such Closing Date, of the President and Chief Executive Officer and the chief financial or accounting officer of the Company to the effect that:

          (i) The Registration Statement has become effective under the Securities Act and all filings required to have been made pursuant to Rule 424 or 430A under the Securities Act have been made;

          (ii) The European Prospectus has been approved by each of the CBF, EASDAQ and the CSE.

          (iii) None of the Commission, the CSE, the CBF, nor the EASDAQ Market Authority, as the case may be, has issued any stop order or equivalent order suspending the effectiveness of the Registration Statement or the Prospectuses, and, to the best of the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission, the CSE, the CBF, or the EASDAQ Market Authority;

          (iv) Each such officer has carefully examined the Registration Statement and the Prospectuses, and in each such officer's opinion, the statements contained in the Registration Statement and the Prospectuses were true and correct as of their respective dates, and none of any Pre-effective Prospectus, as of its date, nor the Registration Statement nor the Prospectuses or the Danish Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and the European Prospectus was approved and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectuses, and except as set forth or contemplated in the Prospectuses, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or has entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, and there has not been any change in the capital stock of the Company or any of the Subsidiaries or any change in the short-term or long-term debt of the Company and its subsidiaries considered as a whole;

          (vi) The representations and warranties of the Company in this Agreement are true and correct at and as of each of the Closing Dates, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Dates; and

          (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, and except as disclosed in the Prospectuses, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; (ii) the business and operations conducted by the Company and the Subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement or the U.S. Underwriting Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date.

     (p) The Company shall have furnished to the European Representatives such additional certificates as the European Representatives may have reasonably requested as to the accuracy, at and as of each of the Closing Dates, of the representations and warranties made herein by it and as to compliance at and as of each of the Closing Dates by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to each of the Closing Dates, and as to satisfaction of the other conditions to the obligations of the European Managers hereunder.

     (q) SG Cowen shall have received the written agreements, substantially in the form of Exhibit IV hereto, of each of the officers, directors and holders of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock listed in Schedule C that each of them will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by such officer, director or holder in accordance with the Rules and Regulations) during the 180 days following the date of the final Prospectuses.

     (r) The CSE and EASDAQ shall have approved the Common Stock for listing and admission for trading, respectively, subject only to official notice of issuance.

     (s) Contemporaneously with the purchase by the European Managers of the European Firm Stock under this Agreement, the U.S. Underwriters shall have purchased the U.S. Firm Stock under the U.S. Underwriting Agreement.

     (t) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the European Representatives. The Company will furnish to the European Representatives conformed copies of such opinions, certificates, letters and other documents as the European Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section 9 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the European Representatives by notifying the Company of such termination in writing or by telegram at or prior to each of the Closing Dates, but SG Cowen International L.P., on behalf of the European Representatives, shall be entitled to waive any of such conditions.

10.  Effective Date.  This Agreement shall become effective immediately as to
     --------------
     Sections 6, 7, 8, 10, 11,12, 14, 15, 16, 17 and 18 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the date of effectiveness of the Registration Statement or at such earlier time after the date hereof and after the Registration Statement becomes effective as the European Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 10, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising European Managers that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

11.  Termination.  This Agreement (except for the provisions of Section 6) may
     -----------
     be terminated by the Company at any time before it becomes effective in accordance with Section 10 by notice to the European Representatives and may be terminated by the European Representatives at any time before it becomes effective in accordance with Section 10 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 6, 7 and 12 and other than as provided in Section 13 as to the liability of defaulting European Managers.

     This Agreement may be terminated after it becomes effective by the European Representatives by notice to the Company (i) if at or prior to the First Closing Date trading in securities on any of the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, the CSE, or EASDAQ shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York, or United States, Danish or Belgian authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to the First Closing Date there shall have been (A) an outbreak or escalation of hostilities between any of the United States, Denmark or the United Kingdom and any foreign power or of any other insurrection or armed conflict involving the United States, Denmark or the United Kingdom or (B) any change in financial markets or any calamity or crisis which, in the judgment of the European Representatives, makes it impractical or inadvisable to offer or sell the Stock on the terms contemplated by the Prospectuses; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of the Subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the European Representatives, makes it impracticable or inadvisable to offer or deliver the Stock on the terms contemplated by the Prospectuses; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the European Representatives, makes it impracticable or inadvisable to offer or deliver the on the terms contemplated by the Prospectuses; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the European Representatives, impractical or inadvisable to offer or deliver the Stock on the terms contemplated by the Prospectuses.

12.  Reimbursement of European Managers.  Notwithstanding any other provisions
     ----------------------------------
     hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 11 or shall be terminated by the European Representatives under Section 9 or
     Section 11, the Company will bear and pay the expenses specified in Section 6 hereof and, in addition to its obligations pursuant to Section 7 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several European Managers (including reasonable fees and disbursements of counsel for the European Managers) incurred in connection with this Agreement and the proposed purchase of the European Stock, and promptly upon demand the Company will pay such amounts to you as European Representatives.

13.  Substitution of European Managers.  If any European Manager or European
     ---------------------------------
     Managers shall default in its or their obligations to purchase shares of European Stock hereunder and the aggregate number of shares which such defaulting European Manager or European Managers agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares of European Stock underwritten, the other European Managers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting European Manager or European Managers agreed but failed to purchase. If any European Manager or European Managers shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares of European Stock underwritten and arrangements satisfactory to the

     Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

     If the remaining European Managers or substituted European Managers are required hereby or agree to take up all or part of the shares of European Stock of a defaulting European Manager or European Managers as provided in this Section 13, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectuses, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining European Managers or substituted European Managers shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting European Manager of its liability to the Company or the other European Managers for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this
     Section 13 shall be without liability on the part of any non-defaulting European Manager or the Company, except for expenses to be paid or reimbursed pursuant to Section 6 and except for the provisions of Section 7.

14.  Notices.  All communications hereunder shall be in writing and, if sent to
     -------
     the European Managers shall be mailed, delivered or telegraphed and confirmed to you, as their European Representatives c/o SG Cowen International, L.P. at One Angel Court, London EC2R 7HJ, United Kingdom except that notices given to a European Manager pursuant to Section 7 hereof shall be sent to such European Manager at the address furnished by the European Representatives or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed c/o Phytera, Inc. at 377 Plantation Street, Worcester , Massachusetts 01605.

15.  Successors.  This Agreement shall inure to the benefit of and be binding
     ----------
     upon the several European Managers, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any European Manager or European Managers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several European Managers shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act.

16.  Applicable Law.  This Agreement shall be governed by and construed in
     --------------
     accordance with the laws of the State of New York.

17.  Authority of the European Representatives.  In connection with this
     -----------------------------------------
     Agreement, you will act for and on behalf of the several European Managers, and any action taken under this Agreement by Cowen, as European Representative, will be binding on all the European Managers.

18.  Partial Unenforceability.  The invalidity or unenforceability of any
     ------------------------
     Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.  General.  This Agreement constitutes the entire agreement of the parties to
     -------
     this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement (other than the conditions set forth in Section 9 which may be waived on behalf of the European Managers solely by SG Cowen International L.P.) may be waived, only by a writing signed by the Company and the European Representatives.

20.  Counterparts.  This Agreement may be signed in two or more counterparts,
     ------------
     each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                     Very truly yours,


                                     PHYTERA, INC.


                                     By:  _________________________________
                                     President and Chief Executive Officer



Accepted and delivered as of
the date first above written.

SG COWEN INTERNATIONAL L.P.
CARNEGIE BANK A/S
BANCBOSTON ROBERTSON STEPHENS INTERNATIONAL LTD.
     Acting on their own behalf
     and as Representatives of the several
     European Managers referred to in the
     foregoing Agreement.

By:  SG COWEN INTERNATIONAL L.P.

By:    _________________________
       Name:
       Title:

SCHEDULE A



                               Number of European        Number of European
                               Firm Shares to be        Optional Shares to be
                                    ------------
          Name                    Purchased                  Purchased
          ----                    ---------                  ---------
SG Cowen International L.P.

Carnegie Bank A/S

BancBoston Robertson Stephens
International Ltd.

















                                  --------                   ---------
                       Total
                                  ========                   =========

SCHEDULE B

                                     Number of U.S. Firm       Number of U.S.
                                        Shares to be       Optional Shares to be
             Name                        Purchased              Purchased
             ----                        ---------              ---------

SG Cowen Securities Corporation

Carnegie Inc.

BancBoston Robertson Stephens Inc.


                                          --------              ---------
                                   Total
                                          ========              =========

SCHEDULE C


      [DIRECTORS, OFFICERS AND SHAREHOLDERS EXECUTING LOCK-UP AGREEMENTS]

                                   Exhibit I

                      Form of Opinion of Issuer's Counsel

____________, 1998


SG Cowen International L.P.
Carnegie Bank A/S
BancBoston Robertson Stephens International Ltd.
       As representatives of the several
       European Managers named in Schedule A to the Underwriting Agreement

c/o SG Cowen International L.P.
       One Angel Court
       London EC2R 7HJ
       United Kingdom
       Re:  Phytera, Inc.
       ____ Shares of Common Stock


Dear Ladies and Gentlemen:

We have acted as counsel for Phytera, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company and purchase of ____ shares of Common Stock, par value $0.01 per share, of the Company (the "European Stock") by the several European Managers listed in Schedule A to the Underwriting Agreement, dated _______,1999 among the Company, SG Cowen International L.P., Carnegie Bank A/S and BancBoston Robertson Stephens International Ltd., as European Representatives of the several European Managers named therein (the "European Underwriting Agreement"). This opinion is being furnished pursuant to Section 9(g) of the European Underwriting Agreement. All capitalized terms not defined herein shall have the meanings ascribed to them in the U.S. Underwriting Agreement.

We are of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as foreign corporation in the Commonwealth of Massachusetts, and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged;

2. The Company has an authorized capitalization as set forth in the Prospectuses, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and all of the shares of Stock to be issued and sold by the Company to the European Managers pursuant to the European Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided for in the European Underwriting Agreement, shall be duly and validly issued, fully paid and non-assessable; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the only Subsidiaries of the Company are the Subsidiaries listed on Exhibit 21 to the Registration Statement;

3. All of the shares of Stock conform to the description thereof contained in the Prospectuses; the certificates for the shares of Stock are in due and proper form and comply with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation and By-Laws of the Company and the requirements of the CSE, the CBF and EASDAQ and no holders of shares of Stock will be subject to personal liability solely as a result of being such a holder;

4. There are no preemptive or other rights (contractual or statutory) to subscribe for or to purchase or to convert or exchange any obligations or capital stock into or for, nor any restriction upon the voting or transfer of, any of the shares of Stock pursuant to the Company's Certificate of Incorporation or By-Laws or any agreement or other instrument as to which the Company is bound. Except as described in or contemplated by the Prospectuses, to our knowledge, (a) there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and (b) there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such capital stock;

5. To the best of our knowledge without inquiry of court dockets, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject; and, to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or other third parties;

6. The Company and each of the Subsidiaries own or use under valid licenses all trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectuses as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the foregoing. The Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with any trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person;

7. The Company has, and the Company as of the Closing Dates will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectuses or such as would in the aggregate not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company or proposed to be leased after giving effect to the transactions described in the Prospectuses are, or will be as of each of the Closing Dates, held by it under valid, subsisting and enforceable leases with such exceptions as would in the aggregate not have a material adverse effect on the Company and its subsidiaries considered as a whole, in each case except as are described in the Prospectuses;

8. The Company has full corporate power and authority to enter into the European Underwriting Agreement and to perform its obligations thereunder (including to issue, sell and deliver the shares of Stock), and the European Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company;

9. To the best of our knowledge after due inquiry, the execution, delivery and performance of the European Underwriting Agreement and the consummation of the transactions therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company is a party or by which it or any of its properties is or may be bound, the Certificate of Incorporation, By-laws or other organizational documents of the Company, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or result in the creation of a lien;

10. No consent, approval, authorization or order of any court or regulatory, administrative or other governmental agency or body is required for the consummation by the Company of the transactions contemplated by the European Underwriting Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the European Managers;

11. The Company is in compliance with, and conducts its businesses in conformity with, all applicable United States federal, state and local laws, rules and regulations, and the laws, rules and regulations of other applicable jurisdictions including, but not limited to, those relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials (as defined in the European Underwriting Agreement) and the regulations, decisions and rulings of any governmental agency, court or tribunal; to the best of our knowledge, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries considered as a whole;

12. The Registration Statement was declared effective under the Securities Act as of __________, 1999, the Prospectuses were filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on __________, 1999, and no stop order or equivalent order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the best of our knowledge, threatened by the Commission;

13. The Registration Statement and the Prospectuses and any amendments or supplements thereto comply as to form in all respects with the requirements of the Securities Act and the Rules and Regulations, and if Rule 434 has been relied upon, the Prospectuses were not "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective;

14. To the best of our knowledge, there are no contracts or other documents which are required by the Securities Act or by the Rules and Regulations to be described in the Prospectuses or filed as exhibits to the Registration Statement which have not been described in the Prospectuses or filed as exhibits to the Registration Statement;

15. To the best of our knowledge, other than as described in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act. To the best of our knowledge, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right;

16. The descriptions in the Registration Statement and Prospectuses of statutes, rules, regulations, legal or governmental proceedings, contracts and other documents are accurate and such descriptions fairly present the information required to be disclosed; and to the best of our knowledge, there are no legal or governmental proceedings, statutes, rules or regulations, or any contracts or documents of a character required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement which are not described and filed as required;

17. The statements under the captions "Risk Factors Dependence on Partnerships," "--Future Capital Needs; Uncertainty of Additional Funding," "-- Sourcing Agreements," "--Regulation," "Potential Liability Regarding Hazardous Materials," "--Control by Management and Existing Stockholders," "--Dilutive Effect of Series E Convertible Preferred stock Conversion Rate Provision," "-- Shares Eligible for Future Sale and Potential Adverse Effect on Market Price," "--Anti-Takeover Effect of Certain Charter and By-Law Provisions and Delaware Law," "--Year 2000 Compliance," "Business - Corporate Partnerships," "-- Biodiversity Sourcing Agreements," "--Regulation," "--Litigation; Legal Proceedings," "Management," "Certain Transactions," "Description of Capital Stock," "Shares Eligible for Future Sale," and "Tax Considerations," to the extent they reflect matters of federal law arising under the laws of the United States or legal conclusions relating to such law, accurately summarize and fairly present the legal and regulatory matters described therein; and

18. The Company and each of the Subsidiaries are not, nor will they be immediately after receiving the proceeds from the sale of the Stock, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

The foregoing opinion is limited to matters governed by the Federal laws of the United States of America, the general corporate law of the State of Delaware.

We have acted as counsel to the Company on a regular basis, have acted as counsel to the Company in connection with previous financing transactions and have acted as counsel to the Company in connection with the preparation and filing of the Registration Statement and the Prospectuses, and based on the foregoing, no facts have come to our attention which lead us to believe that the Registration Statement or any amendment thereto, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectuses contained or contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                     Very truly yours,

                                  Exhibit II

                Form of Opinion of Issuer's U.S. Patent Counsel

____________, 1999



SG Cowen International L.P.
Carnegie Bank A/S
BancBoston Robertson Stephens International Ltd.
       As representatives of the several
       European Managers named in Schedule A to the Underwriting Agreement

c/o SG Cowen International L.P.
       One Angel Court
       London EC2R 7HJ
       United Kingdom
       Re:  Phytera, Inc.
       ____ Shares of Common Stock


Dear Ladies and Gentlemen:

This opinion is being delivered pursuant to Section 9(i) of the European Underwriting Agreement dated _________, 1999, among the Phytera, Inc., a Delaware corporation (the "Company"), SG Cowen International L.P., Carnegie Bank A/S and BancBoston Robertson Stephens International Ltd., as representatives of the several European Managers named therein (the "European Underwriting Agreement").

We are of the opinion that:

1. The statements in the Prospectuses under the headings "Risk Factors Dependence on Patents and Proprietary Rights" and "Business - Patents and Proprietary Rights," "--In-Licensing Risk," in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

2. We do not know of any legal or government proceedings pending relating to patents, patent applications or intellectual property rights covering technology of the Company described in the Prospectuses to which the Company is a party or to which any patents, patent applications or intellectual property rights covering technology of the Company described in the Prospectuses are subject, which, if adversely decided, would have a material adverse effect on the business, financial condition or results of the operations of the Company and its subsidiaries, taken as a whole, and we do not know of any such proceedings which are threatened or contemplated by governmental authorities or others.

3. We are unaware of any basis for a finding that the Company does not have clear title or valid license rights to the patents or patent applications referenced in the Prospectuses as being owned by or licensed to the Company and covering the Company's technology, and we are of the opinion that any such patents are valid and enforceable.

4. Other than as described in the Prospectuses, based upon a review of the third party rights made known to us and discussions with Company scientific personnel, we are not aware of any United States patent containing any valid claim that is or would be infringed, either literally or under the doctrine of equivalents, by the current or proposed activities of the Company in the use of any of the technology described in the Prospectuses, including, without limitation, __________ and _________.


                              Very truly yours,

                                  Exhibit III

               Form of Opinion of Issuer's Danish Patent Counsel

____________, 1999



SG Cowen International L.P.
Carnegie Bank A/S
BancBoston Robertson Stephens International Ltd.
       As representatives of the several
       European Managers named in Schedule A to the Underwriting Agreement

c/o SG Cowen International L.P.
       One Angel Court
       London EC2R 7HJ
       United Kingdom
       Re:  Phytera, Inc.
       ____ Shares of Common Stock


Dear Ladies and Gentlemen:

This opinion is being delivered pursuant to Section 9(i) of the European Underwriting Agreement dated _________, 1999, among the Phytera, Inc., a Delaware corporation (the "Company"), SG Cowen International L.P., Carnegie Bank A/S and BancBoston Robertson Stephens International Ltd., as representatives of the several European Managers named therein (the "European Underwriting Agreement").

We are of the opinion that:

1. The statements in the Prospectuses under the headings "Risk Factors Dependence on Patents and Proprietary Rights," "--In-Licensing Risk," and "Business - Patents and", in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings in Denmark or with respect to Danish law referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

2. We do not know of any legal or government proceedings in Denmark or with respect to Danish law pending relating to patents, patent applications or intellectual property rights covering technology of the Company described in the Prospectuses to which the Company is a party or to which any patents, patent applications or intellectual property rights covering technology of the Company described in the Prospectuses are subject, which, if adversely decided, would have a material adverse effect on the business, financial condition or results of the operations of the Company and its subsidiaries, taken as a whole, and we do not know of any such proceedings which are threatened or contemplated by governmental authorities or others.

3. We are unaware of any basis for a finding that the Company does not have clear title or valid license rights to the Danish patents or patent applications referenced in the Prospectuses as being owned by or licensed to the Company and covering the Company's technology, and we are of the opinion that any such patents are valid and enforceable in Denmark.

4. Other than as described in the Prospectuses, based upon a review of the third party rights made known to us and discussions with Company scientific personnel, we are not aware of any Danish patent containing any valid claim that is or would be infringed, either literally or under the doctrine of equivalents, by the current or proposed activities of the Company in the use of any of the technology described in the Prospectuses, including, without limitation, __________ and _________.


                              Very truly yours,

                                  Exhibit IV

                           Form of Lock-Up Agreement

                                                            ______________, 1998

SG Cowen Securities Corporation
Carnegie Inc.
BancBoston Robertson Stephens Inc.
       As representatives of the
       several U.S. Underwriters

c/o SG Cowen Securities Corporation
       Financial Square
       New York, New York  10005
       Re:  Phytera, Inc.
       __________ Shares of Common Stock

Dear Ladies and Gentlemen:

In order to induce you and your affiliates to enter into certain underwriting agreements with Phytera, Inc., a Delaware corporation (the "Company"), with respect to the public offering of shares of the Company's Common Stock, par value $0.01 per share ( the "Common Stock"), the undersigned hereby agrees that for a period of 180 days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such public offering, the undersigned will not, without the prior written consent of SG Cowen Securities Corporation, directly or indirectly, offer, sell, assign, transfer, encumber, pledge, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for shares of the Common Stock, including, without limitation, options, warrants and the like, which are owned of record or which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the United States Securities Act of 1933, as the same may be amended or supplemented from time to time (collectively, the "Securities").

Anything contained herein to the contrary notwithstanding, any person to whom Securities are transferred from the undersigned shall be bound by the terms of this Agreement.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the one-year period following the date of the Company's final prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of the Common Stock that are registered in the name of the undersigned or that may be beneficially owned by the undersigned.

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any Securities.

                                          By:  _________________________________
                                               Name:
                                               Title:

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